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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 19, 2001

                     AK STEEL HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware          File No. 1-13696         31-1401455
State or other   (Commission file number)   (IRS employer
jurisdiction of                              identification
incorporation)                                 number)


   703 Curtis Street, Middletown, Ohio          45043
(Address of principal executive offices)     (Zip code)


Registrant's telephone number, including area code: 513-425-5000


                            Not Applicable
(Former name or former address, if changed since last report)

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Item 5.  Other Events.

     Filed herewith is a copy of the Third Quarter 2001 Supplemental Financial Information and Earnings Release dated October 19, 2001 for AK Steel Corporation.


Item 7. Exhibit.

       (a)      Financial Statements of business acquired:

                Not applicable.

       (b)      Pro Forma financial information:

                Not applicable.

       (c)      Exhibit:

                (1)  Supplemental Financial Information.

                (2)  Earnings Release dated October 19, 2001.

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                                   Signatures




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                 AK STEEL HOLDING CORPORATION


                                             /s/ Brenda S. Harmon
                                                 -----------------------------
                                                 Brenda S. Harmon
                                                 Secretary



Dated:  October 24, 2001

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                          AK STEEL HOLDING CORPORATION


                                    FORM 8-K

                                 CURRENT REPORT

                                  Exhibit Index






Exhibit No.       Description
-----------       -----------
   (1)            Supplemental Financial Information

   (2)            Earnings Release dated October 19, 2001